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                          STANDARD FORM OF OFFICE LEASE                   3/1/86
                     The Real Estate Board of New York, Inc.
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AGREEMENT OF LEASE, made as of this 20th day of March, 2000, between L.H.
CHARNEY ASSOCIATES, a New York Partnership, c/o L.H. Charney Associates, Inc. 1410 Broadway, New York, NY 10018,

party of the first part, hereinafter referred to as OWNER, or LANDLORD, and CYGNE DESIGNS, INC., a Delaware Corporation, with a present address at 680 Fifth Avenue, NY, NY, and with its principal office and showroom address to be at 1410 Broadway, NY, NY 10018.

                    party of the second part, hereinafter referred to as TENANT,
Witnesseth:     Owner hereby leases to Tenant and Tenant hereby hires from Owner a portion of the tenth (10th) floor, designated as Unit 1002.

in the building known as 1410 Broadway
in the Borough of Manhattan   , City of New York, for the term of one (1) Year.

(or until such term shall sooner cease and expire as herinafter provided) to commence on the first day of May, two thousand , and to end on the 30th day of April, two thousand and one both dates inclusive, at an annual rental rate of $252,640.00, 5/01/00 to 4/30/2001 which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby convenant as follows:

Rent              1.    Tenant shall pay the rent as above and as hereinafter
Occupancy               provided.

                  2. Tenant shall use and occupy demised premises for showroom(s) and general executive offices in connection with Tenant's apparel-related business only, and for no other purpose.


Tenant            3. Tenant shall make no changes in or to the demised premises
Alterations:      of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved by Owner. Tenant shall, before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner in Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

Maintenance       4. Tenant shall, throughout the term of this lease, take good
and               care of the demised premises and the fixtures and
Repairs           appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant. Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service or equipment done for or supplied to Tenant, or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. It is specifically agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

Window            5. Tenant will not clean, nor require, permit, suffer or allow
Cleaning:         any window in the demised premises to be cleaned from the
                  outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

Requirements      6. Prior to the commencement of the lease term, Tenant is then
of Law,           in possession, and at all times thereafter Tenant, at Tenant's
Fire Insurance,   sole cost and expense, shall promptly comply will all present
Floor Loads:      and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operations therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdication, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:    7. This lease is subject and subordinate to all ground or
                  underlying leases and to all mortgages which may now or
hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Property --       8. Owner or its agents shall not be liable for any damage to
Loss, Damage,     property of Tenant or of others entrusted to employees of the
Reimburse-        building, nor for loss of or damage to any property of Tenant
ment, Indem-      by theft or otherwise, nor for any injury or damage to persons
nity:             or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its
agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work.
If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tentant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction,      9. (a) If the demised premises or any part thereof shall be
Fire and Other    damaged by fire or other casualty, Tenant shall give immediate
Casualty:         notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damage thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond the Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefitting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent           10. If the whole or any part of the demised premises shall be
Domain:           acquired or condemned by Eminent Domain for any public or
                  quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award.

Assignment,       11. Tenant, for itself, its heirs, distributees, executors,
Mortgage,         administrators, legal representatives, successors and assigns,
Etc.:             expressly covenants that it shall not assign, mortgage or
                  encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this leases be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant, or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

Electric          12. Rates and conditions in respect to submetering or rent
Current:          inclusion, as the case may be, to be added in RIDER attached
[GRAPHIC OMITTED] hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to         13. Owner or Owner's agents shall have the right (but shall
Premises:         not be obligated) to enter the demised premises in any
                  emergency at any time, and, at other reasonable times, to
examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect to perform, Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the

-----------------
[GRAPHIC OMITTED] Rider to be added if necessary.

same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

Vault,            14. No Vaults, vault space or area, whether or not enclosed or
Vault Space,      covered, not within the property line of the building is
Area:             leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

Occupancy:        15. Tenant will not at any time use or occupy the demised
                  premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

Bankruptcy:       16.   (a) Anything elsewhere in this lease to the contrary
                  notwithstanding, this lease may be cancelled by Owner by
sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as debtor; or
(2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                        (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:          17.   (1) If Tenant defaults in fulfilling any of the
                  covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss. 235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item additional rent herein mentioned or any part of either or in making another payment herein required: then and in any such events Owner, without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease not had been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of and renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of       18. In case of any such default, re-entry, expiration and/or
Owner and         dispossess by summary proceedings or otherwise, (a) the rent
Waiver of         shall become due thereupon and be paid up to the time of such
Redemption:       re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or part or parts thereof, either in the name of
Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of the lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant or the legal representative of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency expenses as Owner may incur in connection with the re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to cover the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency of subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in the lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by reason of the violation by Tenant of any of the covenants and conditions of lease, or otherwise.

Fees and          19. If Tenant shall default in the observance or performance
Expenses          of any term or covenant on Tenant's part to
                  be observed or performed under or by virtue of any of the
terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting, or defending any action or proceeding, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building          20. Owner shall have the right at any time without the same
Alterations       constituting an eviction and without incurring liability to
and               Tenant therefor to change the arrangement and/or location of
Management:       public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets, or other public parts of the
building and to change the name, number and designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Repre-         21. Neither Owner nor Owner's agents have made any
sentations by     representations or promises with respect to the physical
Owner:            condition of the building, the land upon which
it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implications or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End Of            22. Upon the expiration or other termination of the term of
Term:             this lease, Tenant shall quit and surrender to Owner the
                  demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet             23. Owner covenants and agrees with Tenant that upon Tenant
Enjoyment:        paying the rent and additional rent and observing and
                  performing all the terms, covenants and conditions, on
Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of the lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure           24. If Owner is unable to give possession of the demised
to Give           premises on the date of the commencement of the term hereof,
Possession:       because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession) until after Owner shall have given Tenant written notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

No Waiver:        25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or
condition of this lease or any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of         26. It is mutually agreed by and between Owner and Tenant that
Trial by Jury:    the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or
counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4.

Inability to      27. This Lease and the obligation of Tenant to pay rent
Perform:          hereunder and perform all of the other covenants and
                  agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles of any cause whatsoever including, but not limited to, government preemption in connection with a Natural Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by it or other emergency.

Bills and         28. Except as otherwise in this lease provided, a bill,
Notices:          statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing delivered to Tenant personally or sent by registered or certified mail addressed to Tenant of the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Services          29. As long as Tenant is not in default under any of the
Provided by       covenant of this lease, Owners shall provide: (a) necessary
Owners            elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. and have one elevator
subject to call at all other times; (b) heat to demised premises when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for other purposes or in unusual quantities (of which fact Owner shall be the sole judge. Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said water meter as additional rent as and when bills are rendered; Said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the cost of removal of any Tenant refuse and rubbish from the building; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, power systems or cleaning or other services' if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgement of Owner for as long as may be reasonably required by reason thereof. If building of which the demised premises are a part supplies manually-operated elevator service, Owner at any time may substitute automatic control elevator service and upon ten days' written notice to Tenant, proceed with alterations necessary therefor without in any wise affecting the lease or the obligation of Tenant hereunder. The same shall be done with a minimum of inconvience to Tenant and Owner shall pursue alteration with due diligence.

Captions:         30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:      31. The term "office" or "offices", wherever used in this
                  lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similiar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, that in the event of any sale or sales of said land and building or of said lease or in the event of a lease of said building, or of the land building, the said Owner shall be and hereby is entirely freed and released of all covenants and obligations of Owners hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchasers, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays (except such portions thereof as is covered by specific hours in Article 29 hereof). Sundays and all days observed by the State or Federal Government as legal holidays and designated as holidays by the applicable building service union employee service contract or by the applicable Operating Engineers contract respect to HVAC service.

--------------------------------------------------
[GRAPHIC OMITTED] Space to be filled in or deleted.

Adjacent          32. If an excavation shall be made upon land adjacent to the
Excavation --     demised premises, or shall be authorized to be made, Tenant
Shoring           shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and         33. Tenant and Tenant's servants, employees, agents, visitors,
Regulations       and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

Security:         34. Tenant has deposited with Owner the sum of $42,106.67
[GRAPHIC OMITTED] carried over from prior lease as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further convenants that it will not assign or encumber or attempt to assign or encumber the money deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Estoppel          35. Tenant, at any time, and from time to time, upon at least
Certificate       10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or
corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

Successors        36. The covenants, conditions and agreements contained in this
and Assigns:      lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors,
administrators, successors, and except as otherwise provided in this lease, their assigns.

--------------------------------------------------
[GRAPHIC OMITTED] Space to be filled in or deleted.

                    - SEE ANNEXED RIDER MADE A PART HEREOF -

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                      L.H. CHARNEY ASSOCIATES         [CORPORATE
Witness for Owner:                   --------------------------------- SEAL]
                                       /s/
----------------------------------   ---------------------------------  [L.S.]
                                     By:  A Partner

Witness for Tenant:                                                  [CORPORATE
                                     --------------------------------- SEAL]
/s/ Regina Fortunah                  CYGNE DESIGNS, INC.
-------------------------
Secretary                         BY:  /s/
                                     ---------------------------------  [L.S.]
                                     President

                             ACKNOWLEDGMENTS
                                                      Federal ID# 04-2843286

CORPORATE OWNER                            CORPORATE TENANT
STATE OF NEW YORK,   ss.:                  STATE OF NEW YORK,   ss.:
                                           County of
County of

    On this         day of        ,            On this         day of        ,
19___ , before me personally came          19___ , before me personally came


to me known, who being by me duly          to me known, who being by me duly
sworn, did depose and say that he          sworn, did depose and say that he
resides in                        ;        resides in                        ;

that he is the         of                  that he is the         of

the corporation described in and           the corporation described in and
which executed the foregoing               which executed the foregoing
instrument, as OWNER; that he knows        instrument, as TENANT; that he knows
the seal of said corporation; that         the seal of said corporation; that
the seal affixed to said instrument        the seal affixed to said instrument
is such corporate seal; that it was        is such corporate seal; that it was
so affixed by order of the Board of        so affixed by order of the Board of
Directors of said corporation, and         Directors of said corporation, and
that he signed his name thereto by         that he signed his name thereto by
like order.                                like order.

       ---------------------------                   ---------------------------

INDIVIDUAL OWNER                           INDIVIDUAL TENANT
STATE OF NEW YORK,   ss.:                  STATE OF NEW YORK,   ss.:
County of                                  County of

    On this         day of        ,            On this         day of        ,
19___ , before me personally came          19___ , before me personally came


to me known and known to me to be          to me known and known to me to be
the individual           described         the individual              described
in and who, as OWNER, executed the         in and who, as TENANT, executed the
foregoing instrument and                   foregoing instrument and
acknowledged to me                         acknowledged to me
that                            he         that                               he
executed the same.                         executed the same.

       ---------------------------                   ---------------------------

The submission of this Lease to Tenant for examination or for signature shall not be deemed to create or evidence a reservation or option or any other right in Tenant with respect to the Demised Premises or any other space in the Building and it is expressly understood that this lease shall not be effective and neither party shall be bound thereunder until it is executed and delivered by both parties.

RIDER ATTACHED TO AND FORMING PART OF LEASE DATED AS OF MARCH 20, 2000, BY AND BETWEEN L.H. CHARNEY ASSOCIATES, AS LANDLORD, AND CYGNE DESIGNS, INC., AS TENANT, FOR UNIT 1002 AT 1410 BROADWAY, NEW YORK CITY, NEW YORK
================================================================================

                              37. RIDER PREVAILING

            This Rider is hereby made part of the Lease above described to which it is attached and in each instance in which the provisions, or any part thereof, of this Rider shall contradict or be inconsistent with the provisions, or any part thereof, of said Lease as constituted without this Rider, the provisions of this Rider shall prevail and govern and the contradicted or inconsistent provisions of said Lease shall be deemed amended accordingly.

                                38. TENANT LIENS

            Supplementing the provisions of Article "3" hereof, the parties agree that if any action, suit or proceeding be brought upon any lien caused by Tenant, its agents, employees, representatives or contractors for the enforcement or foreclosure of the same, Tenant covenants and agrees, at its own cost and expense, to defend Landlord herein and to pay any damages and satisfy and discharge any judgment entered therein.

                                  39. PAYMENTS

            Whenever in this Lease any sum, amount, item or charge shall be designated or considered as additional rent, Landlord shall have the same rights and remedies for the nonpayment thereof as Landlord would have for the nonpayment of the fixed or minimum rent herein stipulated and provided for to be paid by Tenant. In the event that any payment to be made by Tenant hereunder shall become overdue for a period in excess of five (5) days, a "late charge" equal to 6% (six percent) of the overdue payment may be charged by Landlord and shall be payable by Tenant as additional rent on the first day of the month following Landlord's demand therefor. The phrase "rent" as used in this Lease shall mean the fixed or minimum rent reserved hereunder together with the other charges hereunder which are identified as, or deemed to be, additional rent. Delay on the part of Landlord to bill Tenant for any rent or additional rent under this Lease shall not be considered a waiver thereof.

                                 CONDITIONED AIR

         40. a) Tenant may provide cooled air to the Demised Premises, through the air conditioning unit(s) or system presently installed, if any, or which Tenant may install, which shall be air-cooled only. Any air conditioning unit(s) or system installed in the Demised Premises, is and shall be, deemed property of Landlord.

                  b) If the present air conditioning system in the Demised Premises uses water, then: Tenant shall pay for the water consumed and the sewage charge in the operation thereof in accordance with the readings of a water meter installed to measure such consumption. Prior to installing any new or additional mechanical air conditioning unit or units in the Demised Premises, Tenant shall first obtain Landlord's written consent. Under penalty of damages and forfeiture, Tenant herein shall not install any mechanical air conditioning plant or individual or collective unit using water unless the unit or units are equipped with a water conserving device, such as evaporative condenser, economizer, water cooling tower, or other similar apparatus. In connection with such air conditioning, Tenant agrees to install at its own cost and expense, a water meter which shall meter all make-up used in such air conditioning plant and such water used and sewage charges shall be paid for by Tenant per said meter readings, at the prevailing rate charged by the City of New York, on a timely, current basis. If Tenant has not installed a water meter, Landlord will charge Tenant with its proportion of the water consumption and sewage charges incurred by the Building.

                        Tenant shall change the filters of the air conditioning unit(s) no less than once every three (3) months, and shall have the unit(s) chemically cleaned at least once a year (records of same shall be maintained by Tenant; which records Landlord may inspect upon reasonable notice)

                  c) Tenant shall be responsible for the maintenance of the air conditioning unit(s) or system affecting the Demised Premises. Tenant shall, during the term of this Lease, keep in full force and effect a repair maintenance agreement (including replacement of all parts) with a company approved by Landlord, covering said air conditioning unit(s) or system; a current copy of which (including renewals thereof) shall be delivered to Landlord.

                  d) Landlord shall have free and unrestricted access to all air conditioning equipment. Landlord reserves the right to interrupt, curtail, stop or suspend air conditioning when necessary because of accident, repairs, alterations or improvements, which in the judgment of Landlord are desirable or necessary, or to comply with governmental restrictions in the use of materials or in the use of the air conditioning system or because of difficulty or inability to secure supplies or labor because of strikes or other cause or causes beyond the reasonable control of Landlord, whether such cause or causes are similar or dissimilar to those hereinbefore mentioned and no diminution or abatement of rent or other compensation shall or will be claimed by Tenant nor affected or reduced by reason of the interruptions, curtailment, stoppage or suspension of air conditioning, provided that if resumption is, or becomes, within Landlord's reasonable control, Landlord shall use all diligent and reasonable efforts to cause such resumption.

                           REAL ESTATE TAX ESCALATION

            41.   a)    For the purpose of this Article "41", the parties have
agreed that:

                        i) The term "Real Property" shall mean collectively the land described in Exhibit "A" and the Building erected thereon.

                        ii) The term "Taxes" shall mean the total amount of real estate taxes levied, assessed or imposed against the Real Property, on an annual basis, by the taxing authorities of the State or City of New York pursuant to an assessed valuation appearing on the annual record of assessed valuation of real estate for the Borough of Manhattan (or if due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, substituted in full or in part for or in lieu of such real estate taxes) provided, however, that if any exemption or abatement is granted to Landlord by virtue of any improvements to the Building pursuant to Section J51-2.5 of the Administration Code or any amendments thereto, or any other municipal, State or Federal statute, law, ordinance, rule or regulation, such Taxes shall be computed for the purposes of this Article as if no such exemption or abatement had been granted.

                        iii) The term "Tax Year" shall mean such period of twelve (12) consecutive months commencing on July 1st of each such period in which occurs any part of the term of this Lease, or such other period as may hereafter be duly adopted as the fiscal year for real estate tax purposes by the City of New York. As used herein and in Article 41(a) and 41(b), the phrase "term of this Lease" shall mean the original term provided for in this Lease and any renewal or extension thereof, irrespective of the sooner termination thereof by reason of Tenant's default.

                        iv) The term "Base Tax Year" shall mean the Tax Year commencing July 1, 2000 and ending June 30, 2001.

                        v) The term "Base Taxes" shall mean the sum obtained by multiplying the assessed valuation of the Real Property for the Base Tax Year by the tax rate in effect during the Base Tax Year.

                  b) If Taxes for any Tax Year shall be increased above the Base Taxes then Tenant shall pay to Landlord as additional rent 1.9% of such increase. The amount due hereunder shall be paid by Tenant in installments equivalent to when the taxes are due to the State or City of New York, within ten (10) days after Landlord shall submit a statement to Tenant, showing in reasonable detail, the computation of the amount, if any, due hereunder to Landlord. Any such tax increase for the Tax Year in which the Lease shall end shall be apportioned.

                  c) A tax bill for any relevant Tax Year (including the Base Tax Year) shall be conclusive evidence of the amount of taxes imposed for such year unless the assessment for such year be protested and, in such latter event, all computations and payments hereunder, pending final determination of the proceedings, shall be based upon such original tax bill, with retroactive adjustment to be made following such final determination.

            d) If Landlord shall obtain a reduction in assessed valuation in respect to any Tax Year pursuant to this numbered Article, the amount of Taxes for such Tax Year, plus the amounts of any reasonable expenses incurred by Landlord in obtaining such reduction, shall be deemed to be the taxes finally determined to be payable by Landlord for such Tax Year.

            e) Tenant shall pay to Landlord, as additional rent 1.9% of any real estate tax not based upon an assessment (e.g., business improvement district taxes or "safe neighborhood taxes") within five (5) days of any bill from Landlord or its managing agent.

                            COST-OF-LIVING ESCALATION

            42. The fixed annual rent payable by Tenant shall be augmented in accordance with this Article.

                  a) Definition. For the purpose of this Article, the following definition shall apply:

                  The term "Base Year" shall mean the fiscal year commencing May 1, 2000 and terminating April 30, 2001.

                  b) Cost of Living Adjustments. The adjustment described in this subdivision (b) shall be based upon the "Consumer Price Index" published by the Bureau of Labor Statistics of the U.S. Department of Labor for all Urban Consumers, New York, New York-Northeastern New Jersey, for the base year, i.e., the average of the monthly All Items Price Indices for the twelve (12) months of the base year (the "Base Price Index"), and upon the average of the monthly

All Items Price Indices for each and every twelve (12) month period ("Annual Adjustment Period"), and portions thereof as set forth below, succeeding the base year. In the event the Price Index for any Annual Adjustment Period shall reflect an increase in the cost of living over and above the cost of living as reflected by the Base Price Index, then the current fixed annual rent reserved in this Lease shall be augmented by an additional rent adjustment, based on the percentage difference between the Base Price Index and the Price Index for such Annual Adjustment Period, which shall be computed and payable as follows:

                  i) The cost of living adjustment for each and every Annual Adjustment Period during the term of this Lease shall be payable in four (4) quarterly installments, which shall be due and payable as of the first day of the month immediately following the third (3rd) month (the "First Installment"), sixth (6th) month (the "Second Installment"), ninth (9th) month (the "Third Installment"), and twelfth (12th) month (the "Fourth Installment") of such Annual Adjustment Period. If these are not calendar quarters, then Landlord may, at its option, issue a pro rata escalation and then bill Tenant on a calendar quarterly basis, returning to a pro rata billing if necessary at the end of the Lease term.

                  (ii) On or after the due date of each such installment, Landlord shall furnish to Tenant a bill for the current installment of cost of living rent adjustment, and amounts billed thereby shall be immediately due and payable as additional rent. Said bill shall contain a statement of the Base Price Index, a statement of the monthly average of the All Items Price Indexes for all months of such Annual Adjustment Period preceding such installment date (the "Installment Index"), and a statement of the total amount of base rent, if any, (the "Base Rent"), theretofore paid or payable to Landlord pursuant to this Lease attributable to said Annual Adjustment Period.

                  (iii) For each such installment, there shall be computed a "Percentage Adjustment Fraction", which shall be a fraction whose denominator is the base Price Index and whose numerator is the Installment Index less the Base Price Index. The fraction thus determined shall be multiplied by the Base Rent theretofore paid or payable by Tenant attributable to such Annual Adjustment Period, and from this sum shall be subtracted any amounts theretofore paid or payable by Tenant, pursuant to this sub-section, attributable to said Annual Adjustment Period. The resultant sum shall constitute the quarterly installment of cost of living adjustment which shall be immediately due and payable as additional rent.

                  The following illustrates the intention of the parties hereto as to the computation of each quarterly installment of the aforementioned cost of living additional rent adjustment:

            Assume the Tenant paid an annual Base Rent of $4,000 in equal monthly installments during the given Annual Adjustment Period, that the Base Price Index was 103, the First Installment Index was 104.3, the Second Installment Index was 104.85, the Third Installment Index was 105.42, and the Final Installment Index was 105.96. In such event, the amount of the First Installment would be (104.3 - 103)/103, or .0126, multiplied by $1,000 for a total amount payable of $12.60. The amount of the Second Installment would be (104.85 - 103)/103, or .0180, multiplied by $2,000, equaling $36.00, less
$12.60, for a total amount payable of $23.40. The amount of the Third Installment would be (105.42 -103)/103, or .0235, multiplied by $3,000, equaling $70.50. less $36.00, for a total amount payable of $34.50. The amount of the Final Installment would be (105.96 - 103)/103, or .0287, multiplied by $4,000, equaling $114.80, less $70.50, for a total amount payable of $44.30.

            It is understood and agreed that the above figures are employed solely for the purposes of illustration, and Landlord, makes no representations or projections by the use thereof.

            In the event that the Price Index ceases to use the 1982-84 average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this Lease not been altered. In the event such Price Index (or successor of substitute index) is not available, a reliable governmental or other nonpartisan publication evaluating the information theretofore used in determining the Price Index shall be used.

            Landlord, at its option, may place this escalation on a calendar quarter or calendar year basis. It may make a prorata adjustment to accomplish same, and Tenant shall be shown such adjustment.

                  c) The statements of the cost of living adjustments to be furnished by Landlord as provided in subdivision (b), above, shall consist of or reference the data used by Landlord. The statements thus furnished to Tenant shall constitute a final determination to Tenant of the cost of living adjustment for the period represented thereby.

                  d) In no event shall the Base Rent under this Lease (exclusive of the additional rents under this Article) be reduced.

                  e) Upon the date of any expiration or termination of this Lease, whether the same be the date hereinabove set forth as the expiration of the term (hereinafter called "lease expiration date") or any prior or subsequent date, a proportionate share of the additional rent not theretofore billed under this Article for the calendar year during which such expiration or termination occurs shall immediately become due and payable by Tenant to Landlord. Promptly after said expiration or termination, Landlord shall compute the additional rent due from Tenant, as aforesaid, which computations shall be based upon the most recent statements theretofore prepared by Landlord and furnished to Tenant under subdivision (b), above, and the most recent available All Items Price Indices.

                  f) Notwithstanding any expiration or termination of this Lease prior to the Lease expiration date (except in the case of a cancellation by mutual agreement) Tenant's obligations to pay any and all additional rent under this Lease shall continue and shall cover all periods up to the Lease expiration date. Tenant's obligations to pay any and all additional rent under this Lease and Landlord's and Tenant's obligation to make the adjustment referred to in subdivision (e), above, shall survive any expiration or termination of this Lease.

                                  ELECTRICITY

            43.   a)    The Demised Premises shall be metered. If no meter is
presently installed, same shall be installed at Tenant's expense. Tenant shall pay electric charges in accordance with subparagraph g), below.

                  b) In order to insure that the existing capacity of any of the electrical conductors and equipment in or otherwise serving the Demised Premises is not exceeded and to avert possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any additional fixtures, appliances or equipment (other than lamps, typewriters and similar small office machines as referred to in Article 49, below) to the Building electric distribution system or make any alterations or addition to the electric system of the Demised Premises existing as of and at the commencement of the term of this Lease or as otherwise set forth in Tenant's installation plans approved in writing by Landlord.

                  c) Landlord shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric current furnished to the Demised Premises other than such as may result from Landlord's negligent or otherwise wrongful act or omission.

                  d) Landlord shall not, in any way, be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur, if, during the term of this Lease, either the quantity or character of electrical energy is changed or is no longer available or suitable for Tenant's requirements.

                  e)    Should Landlord's consent provided for in sub-paragraph
(b) hereof be given, any riser or risers required to supply Tenant's electrical requirements (in addition to those presently installed in the Building) will, upon request of Tenant, be furnished and installed by Landlord, at the sole cost and expense of Tenant, if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or the Demised Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers, Landlord will also, at the sole cost and expense of Tenant, furnish and install all other equipment proper and necessary in connection therewith, subject to the terms and conditions contained in this Article "43". Tenant covenants and agrees that, at all times, its uses of electrical energy shall never exceed the capacity of existing feeders to the Building or the risers or wiring installations. It is further covenanted and agreed by Tenant that all costs and expenses that may be incurred by Landlord, which are chargeable to Tenant pursuant to the provisions of this Article "43", are collectible as additional rent and shall be paid by Tenant to Landlord within five (5) days after rendition of any bill or statement to Tenant therefor.

                  f) Tenant, at Tenant's expense, shall purchase and install all lamps, bulbs, tubes, ballasts and starters used in the Demised Premises.

                  g) Landlord elects to supply electric current to the Demised Premises. Tenant agrees that electric current will be supplied by Landlord and Tenant will pay Landlord or Landlord's designated agent, as additional rent for the supplying of electric current, an amount or amounts set by the Landlord computed at peak rates not less than those in the Service Classification No. 4 of the Consolidated Edison Company of New York, Inc., in effect during the term of this Lease plus fifteen (15%) percent. Landlord at its option may, however, increase the additional rent charged for supplying electricity for the Demised Premises based upon changes, occurring subsequent to the aforementioned date, in the method, rates or manner by which Landlord thereafter purchases electricity for the Building of which the Demised Premises are part. Such increases in the additional rent charged for electricity shall be determined by a comparison to the nearest full percentage of the average cost per kilowatt hour to Landlord at the rate in effect at which Landlord purchased electricity prior to such change and the rate under which Landlord will purchase electricity after such change. The periods to be used for the aforesaid computation shall be the bill periods ended in February and August immediately preceding such change. Average cost per kilowatt hour is defined as including energy charges, demand charges, fuel adjustment charges, rate adjustment charges, sales taxes where applicable, and/or any other factors used by the public utility in computing its charges to Landlord, applied to the kilowatt hours purchased by Landlord during a given bill period. Where more than one meter measures the service of Tenant, the service rendered through each meter may be computed and billed separately in accordance with the rates herein. Bills therefor shall be rendered at such times as Landlord may elect and the amount shall be deemed to be, and be paid as, additional rent. In the event that such bills are not paid within five (5) days after the same are rendered, Landlord may, without further notice, discontinue the service of electric current to the Demised Premises without releasing Tenant from any liability under this Lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. In the event that in Landlord's sole judgment Tenant's electrical requirements necessitate the installation of an additional riser, risers or other proper and necessary equipment in connection with Tenant's electrical requirements, the same shall be installed by Landlord at the Tenant's sole expense. Rigid conduit only will be allowed. Tenant agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building of the risers or wiring installations. It is further agreed by Tenant that all of the aforesaid costs and expenses are chargeable and collectible as additional rent and shall be paid by Tenant to Landlord within five (5) days after rendition of any bill or statement to Tenant thereof. Landlord may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefor or without in any way affecting this Lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such notice of discontinuance, Landlord shall permit Tenant to receive such service direct from the public utility corporation upon condition that Tenant shall at its sole expense entirely segregate Tenant's electrical system so that the same is in no way dependent upon or connected to the circuits or distribution facilities of Landlord or any other Tenant and that upon vacating the Demised Premises, Tenant will restore at its sole expense same to the condition existing prior to such segregation. Tenant shall make no electrical installations, alterations, additions or changes to electrical equipment or appliances without the prior written consent of Landlord in each instance, which consent will not be unreasonably withheld. Tenant will comply with the General Rules, Regulations, Terms and Conditions applicable to Service, Equipment, Wiring and Changes in Requirements in accordance with the requirements of the public utility supplying electricity to the Building in the same manner as if Tenant was serviced directly by such utility. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority, Tenant agrees that, where permitted by law, Tenant's pro rata share of such taxes shall be passed on to, and included in the bill of, and paid by Tenant to Landlord, and deemed to be additional rent hereunder.

                             ASSIGNMENT; SUBLETTING

            44. a) Except as herein otherwise provided, Tenant will not, by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior written consent in each instance. The consent by Landlord to any assignment or subletting shall not in any manner be construed to relieve Tenant from obtaining Landlord's express written consent to any other or further assignment or subletting.

                  b) Tenant may, without Landlord's prior written consent, assign this Lease to a corporation or other business entity (herein sometimes called a "successor corporation") into or with which Tenant shall be merged, or consolidated, or to which all or substantially all of Tenant's stock or assets may be transferred, provided that the successor corporation shall use the Demised Premises only for the purposes specified in Article 2 of this Lease, provided the successor corporation has and maintains a net worth no less than Tenant's net worth during the year preceding any such transaction and provided further that there is delivered to Landlord within five (5) business days (which time is of the essence) after the effective date of such assignment, an instrument, duly executed and acknowledged by the assignee whereby assignee assumes performance of Tenant's obligations under this Lease, as well as a true copy of the instrument of merger or consolidation if the transaction wherein the assignment is made be one of merger or consolidation. If Tenant requests Landlord's consent to any other assignment of this Lease or subletting of all or any portion of the Demised Premises, it shall submit in writing to Landlord, at the time it requests such consent:

                        i) the name and address of the proposed assignee or subtenant;

                        ii) the terms and conditions of the proposed assignment or subletting, and a true, complete and accurate copy of any proposed agreement between Tenant and a prospective subtenant or assignee;

                        iii) the nature and character of the business of the proposed assignee or subtenant; and

                        iv) banking, financial and other credit information relating to the proposed assignee or subtenant, reasonably sufficient to enable Landlord to determine the proposed assignee's or subtenant's financial responsibility.

                  c) Landlord shall have the following options to be exercised by written notice to Tenant within thirty (30) business days after Tenant's aforesaid request for Landlord's consent, which request shall be deemed sufficient upon which Landlord must act only if the four (4) conditions in subparagraphs (b) above, have been complied with to Landlord's reasonable satisfaction:

                        i) if the request be for Landlord's consent to an assignment, Landlord may require Tenant to execute an assignment to Landlord, or to anyone designated by Landlord without payment or any premium therefor, provided that concurrently with the delivery of such assignment Landlord, for itself, and for any successor in interest as Landlord, will execute and deliver an instrument releasing and discharging the Tenant from all obligations under this Lease accruing after the effective date of such assignment, but if said assignment be a pro tanto assignment, then such release and discharge shall relate to only so much of the Demised Premises as is covered by such assignment;

                        ii) if the request for Landlord's consent be to a sublease, Landlord may require Tenant to execute a sublease or assignment to Landlord or its designee for the same term as the proposed sublease and upon the same terms and conditions as are contained in the proposed sublease except that Landlord or its designee shall not be required to pay any monies under said sublease or assignment other than reserved rent and additional rent at the same annual rate payable by Tenant under this Lease, but prorated and apportioned according to the number of square feet of rentable area contained in the sublet premises, and except further, that Landlord or its designee shall not be required to pay any premium therefor or perform any work thereunder as subtenant (for the purpose of readying the premises for use), and except further, that the sublease shall provide for the unqualified right on the part of the subtenant to further sublease to others and to alter the sublet premises in any manner Landlord or its designee shall desire. Concurrently, with the delivery of the sublease to Landlord, Landlord, for itself and for any successor in interest as Landlord, will execute and deliver an instrument indemnifying and holding Tenant harmless from any loss of rent or from damages which Tenant might sustain by reason of the default of the sublessee under the sublease.

                  d) If Landlord shall not exercise any of its aforesaid options within the time limited therefor, and if the nature and character of the business and the financial responsibility of the proposed assignee or subtenant be reasonably acceptable to Landlord, its consent to the proposed assignment or subletting shall not be unreasonably withheld or delayed, provided however, that each of the following conditions are first complied with:

                        i) Tenant shall be current with all rent and additional rent due and owing under its Lease agreement and Tenant shall not then be in default under this Lease;

                        ii) if the proposed assignment or subletting be of the entire Demised Premises, the assignee or sublessee assumes performance of Tenant's obligations under this Lease and shall become jointly and severally liable with the Tenant for the performance thereof. If the proposed subletting be of less than the entire Demised Premises, no more than two (2) subleases shall then be in effect in the Demised Premises;

                        iii) that a duplicate, executed original of the instrument of assignment or sublease, as the case may be, and of the assumption agreement duly executed by the appropriate party, shall be delivered to Landlord before the assignee or sublessee shall be let into possession of the Demised Premises or the sublet portion thereof;

                        iv) Tenant shall pay any reasonable expense, including, but not limited to, reasonable attorney's fees incurred in connection with the review and/or preparation and/or execution of any documents submitted to Landlord relating to the proposed assignment or subletting.

                  e) If Landlord's written consent to a subletting or assignment shall have been obtained, Tenant shall pay to Landlord, as additional rent hereunder, due on the 1st day of each month of the term of the sublease, or assignment, an amount equal to 100% of the annual sublet or assignment rent in excess of the annual rent payable hereunder, except that if the sublet or assignment be for less than all of the Demised Premises, appropriate pro rata adjustment shall be made in determining the excess of sublet or assignment rental over the prorated rental payable under this Lease. "Rent" or "Rental" as used herein shall mean the aggregate of reserved or fixed rent and any additional rent payable under the within Lease.

                  f) Each of the foregoing provisions and conditions shall apply to each and every further assignment or subletting. An assignment of lease or a subletting as above provided, shall not discharge or release from liability hereunder Tenant or any other person, firm or corporation which shall have previously assumed Tenant's obligations hereunder, such liability to remain and continue for the balance of the term with the same force and effect as though no assignment had been affected.

                  g) Anything hereinbefore contained to the contrary notwithstanding, Landlord shall not be required to consent to underletting to any person or entity, who or which at the time of such proposed underletting is a Tenant or undertenant or occupant of any part of the Building of which the Demised Premises are a part, or of any Building which the Landlord may then own.

                  h) Anything hereinbefore contained to the contrary notwithstanding, Landlord shall not be required to consent to any underletting of part or all of the Demised Premises until Tenant shall have been in occupancy thereof and in compliance with the terms and conditions of this Lease on Tenant's part to be performed for no less than one (1) year from the date of the commencement of the term hereof.

                  i) Anything hereinbefore contained to the contrary notwithstanding, Landlord shall not be required to consent to underletting or occupancy of the Demised Premises by legal representatives of Tenant or by any person or entity to whom or which Tenant's interest under this Lease passes by operation of law; nor shall Landlord be required to consent to underletting to any person or entity who or which proposes to use the Demised Premises for purposes other than such as are hereinbefore provided or which are not in keeping with the general nature of occupancies for business purposes generally provided in the Building of which the Demised Premises are a part.

                  j) Tenant covenants, undertakes and agrees that it will not advertise or list the Demised Premises or any part thereof for underletting at a lower rental rate than that herein provided to be paid by Tenant to Landlord. Tenant shall not enter into any takeover agreement effecting the Demised Premises.

                  k) Tenant herein designates Landlord's Managing Agent as Tenant's exclusive agent to effect underletting proposed to be made pursuant to the provisions in this Article, and Tenant agrees to pay to such Managing

Agent commissions computed in accordance with the rates prescribed by L.H. Charney Associates, Inc. then in effect.

                  l) The transfer in the aggregate of more than fifty (50%) percent of the voting stock of any corporate Tenant or more than a fifty (50%) percent interest in any partnership Tenant or other entity holding Tenant's interest in this Lease, shall be deemed an assignment within the meaning of
Article 11 of this Lease and of this numbered Article, and shall require Landlord's prior written consent, which consent shall not be unreasonably withheld upon compliance with all of the conditions set forth in subdivisions
(a), (b), (c) and (d) hereof. The provisions hereof shall not apply to the transactions described in the first sentence of (b) hereof; nor to a transfer of any of Tenant's Stock on any recognized public securities exchange.

                   m) The provisions of this Article shall apply only to an assignment of this Lease by Tenant and to a subletting of all or any portion of the Demised Premises by Tenant and shall not apply to any other transaction whereby a third party, other than Tenant or Tenant's assignee or Tenant's lessee (if the transaction be one of sublease), is permitted to occupy all or any portion of the Demised Premises.

                              LANDLORD'S LIABILITY

            45. Tenant agrees that, notwithstanding any contrary provision of this Lease, Tenant will look solely to the interest of Landlord or its successor in the land and the Building for the satisfaction of any judgment or other judicial process requiring the payment of money as a result of any negligence or breach of this Lease by Landlord or such successor, and no other property or other assets of Landlord or any partner, member, officer, or director thereof, disclosed or undisclosed, or such successor will be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use and occupancy of the Demised Premises.

            If Landlord is an individual (which as used herein includes aggregates of individuals such as joint ventures, general or limited partnerships or associations), such individual shall be under no personal liability with respect to any of the provisions of this Lease, and if such Landlord is in breach or in default with respect to its obligations or otherwise under this Lease, Tenant shall look solely to the interest of such Landlord in the property, of which the Demised Premises form a part, for the satisfaction of Tenant's remedies.

                                    BROKER(S)

            46. Tenant warrants and represents that it negotiated the within Lease through L.H. Charney Associates, Inc., as broker, only and without the aid, intervention or employment of any other broker. Tenant agrees to indemnify Landlord against any claim by any other broker dealt with by Tenant or Landlord with regard to this Lease and defend at its own cost and expense, any claim brought by any other broker for commission resulting from this Lease.

                                     NOTICES

            47. Any notice or demand which, under the terms of this Lease or under any statute must or may be given or made by the parties hereto, shall be in writing, and shall be given or made by personal delivery or by mailing the same by registered mail or certified mail, return receipt requested, addressed to Landlord at the address hereinabove mentioned, with a copy to Law Office of Leon H. Charney, 1441 Broadway, New York, NY 10018, Attn: Robert A. Rubenfeld, Counsel, or to Tenant at the Building. Either party, however, may designate in writing such new or other address to which such notice or demand shall thereafter be so given, made or mailed. Any mailed notice given hereunder shall be deemed delivered when deposited in a United States general branch post office, maintained by the United States Government in the City of New York, enclosed in a registered or certified, prepaid wrapper addressed as hereinbefore provided.

                              ESTOPPEL CERTIFICATES

            48. Tenant shall, from time to time, upon request by Landlord, promptly, within five (5) days of receipt of such request, execute and acknowledge a written instrument in form satisfactory to Landlord certifying to any mortgagee or purchaser, or proposed mortgagee or proposed purchaser, or any other person specified by Landlord, as to the validity and force and effect of this Lease as then constituted, as to the existence of any default on the part of any party hereunder, as to the dates to which and the amounts in which the annual rent, additional rent and other charges herein have been paid in advance, as to the existence of any counterclaims, offsets or defenses hereunder on Tenant's part and as to any other matters requested by Landlord, including the commencement and expiration dates of this Lease, as well as current rent and additional rent being remitted to Landlord. Exhibit "B" annexed hereto is one form of estoppel agreement Tenant agrees to fill in, execute and deliver to Landlord pursuant to this Article.

                                    EQUIPMENT

            49. Subject always to the provisions of this Lease, Tenant may, at its own cost and expense, install, operate and maintain customary small office machines, including typewriters, tabulation, statistical and office copy devices and computers--other than mainframe computers, provided, however, that the use and maintenance of such machines will not in any way interfere with or affect the use of the Building by other tenants, and provided further that Landlord may, if it so determines, install, at the cost and expense of Tenant, flooring or ceiling reinforcements and sound absorbent material as may be necessary in the area where such machines may from time to time be located, and Tenant agrees to pay the cost thereof within five (5) days after presentation of bills covering the same, the amount of which costs shall be deemed to be owing by Tenant as additional rent.

                                   CONTRACTORS

            50. Tenant shall not at any time prior to or during the term of this Lease, either directly or indirectly, use any contractors and/or labor and/or materials whose use would create or creates any difficulty with other contractors and/or labor engaged by Tenant or Landlord or others in the maintenance and/or operation of the Demised Premises or the Building.

                  Tenant shall use only Landlord's contractor or such other contractor approved in writing in advance by Landlord for (i) any Local Law work; (ii) any air conditioning hook-ups or connections; (iii) any work impacting on any Building-wide systems.

                            TENANT'S OBLIGATIONS UPON
                        EXPIRATION OR EARLIER TERMINATION

            51.   a)    All alterations, additions and improvements made by
Tenant at its own cost and expense, other than those which cannot be removed without causing substantial damage to the Demised Premises or the Building containing the same, and all furniture, removable partitions and trade fixtures installed by Tenant at its own cost and expense, shall remain the property of Tenant and on or before the expiration of the term shall be removed from the Demised Premises by Tenant and Tenant, at its own cost and expense, shall repair all damage to the Demised Premises caused by such installation or removal and shall restore the Premises to good order and condition on or before the expiration of the term of this Lease. The provision regarding repairs by Tenant shall survive the termination of this Lease.

                  b) On the expiration date or upon the sooner termination of this Lease or upon any re-entry by Landlord, Tenant shall, at its expense, quit, surrender, vacate and deliver the Premises to Landlord "broom clean" and in good order, condition and repair, ordinary wear, tear and damage by fire or other insured casualty excepted, together with all Improvements therein. Tenant shall, at its expense, remove from the Demised Premises all of Tenant's unaffixed property and any personal property of persons claiming through or under Tenant, and shall repair or pay the cost of repairing all damage to the Demised Premises and the Building occasioned by such removal. Any of Tenant's property or other personal property which shall remain in the Demised Premises after the termination of this Lease shall be deemed to have been abandoned, and either may be retained by Landlord as its property or may be disposed of as Landlord may see fit. If such property not so removed shall be sold, Landlord may receive and retain the proceeds of such sale, moving and storage, arrears of rent and any damages to which Landlord may be entitled. Any expense incurred by Landlord in removing or disposing of such property shall be reimbursed to Landlord by Tenant on demand.

                  c) If the expiration date or the date of sooner termination of this Lease shall fall on a day which is not a business day, then tenant's obligations under subparagraph (b) shall be performed on or prior to the immediately preceding business day.

                  d) If the Demised Premises shall not be surrendered upon the expiration date or sooner termination of this Lease, Tenant hereby indemnifies Landlord against liability resulting from delay by Tenant in so surrendering the Premises, including any claims made by any succeeding tenant or prospective tenant founded upon such delay.

                  e) If Tenant shall remain in possession of the Demised Premises after the termination of this Lease without the execution of a new lease by Tenant and Landlord, Tenant, at the sole option of Landlord, subject to all of the other terms of this Lease, insofar as the same are applicable to a month-to-month tenancy, shall be deemed to be occupying the Premises as a tenant from month to month, at a monthly rental equal to two (2) times the last fixed rental plus all additional rental (including escalations) as in this Lease provided. Nothing contained in this Article shall (i) imply any right of Tenant to remain in the Demised Premises after the termination of this Lease without the execution by Landlord of a new lease, (ii) imply any obligation of Landlord to grant a new lease, or (iii) be construed to limit any remedy that Landlord may have against Tenant as a holdover tenant.

                  f) Tenant's obligations under this Article shall survive the termination of this Lease.

                                USE RESTRICTIONS

            52.   a)    Tenant covenants and agrees that it will not use or
occupy the Demised Premises or any part thereof as a bank, trust company, savings bank and loan association, safe deposit company or personal loan company, or for the issuance and sale of travelers' checks, foreign or domestic money orders or for the receipt of money for transmission, or for any purpose not set forth in Article "2" above;

                  b) It is understood and agreed that the Demised Premises are to be occupied only as hereinbefore provided, and Tenant expressly covenants and agrees not to manufacture or permit any manufacturing of any kind, character or nature to be carried on in the Demised Premises or any part thereof; nor shall it permit retail sales from the Demised Premises; nor shall it permit any food concession to operate our of or in or about the Demised Premises; nor shall it use or store or permit the usage or storage of any toxic or flammable substances at any time; and these covenants on the part of Tenant are an express inducement to Landlord to enter into this Lease.

                         ACCEPTANCE OF DEMISED PREMISES

            53. Tenant has thoroughly examined the herein Demised Premises and is fully familiar with the condition thereof. Tenant agrees to accept the said Premises "as is" and in such condition as the same may be at the date of commencement of the term of this Lease, and Landlord shall not be obligated or required to do any work or to make any alterations or install any fixtures, equipment or improvements, or make any repairs or replacements to or on the Demised Premises in order to fit the same for Tenant's use.

                                    CLEANING

            54.   a)    Tenant shall be solely liable and responsible for
cleaning the Demised Premises. In order to further effectuate a tight security program, Tenant covenants and agrees to use only the contractors designated by Landlord to provide cleaning services in the Building of which the Demised Premises form a part or contractor or contractors approved in advance for any waxing, polishing and other maintenance work of the Demised Premises and of Tenant's personal property therein, provided that the prices charged by such contractor(s) are comparable to the prices charged by other reputable contractors for the same work. Tenant covenants and agrees that it shall not employ any individual, firm or organization for such purposes without Landlord's prior written consent. If Landlord and Tenant cannot agree on whether the prices being charged by the contractor designated by Landlord are comparable to those charged by other reputable contractors, Landlord and Tenant shall each obtain two (2) bona fide bids for such work from reputable contractors in New York City and the average of the four (4) bids obtained shall be the standard of comparison. The foregoing shall not preclude Tenant or its employees from performing any of the foregoing.

                  b) Tenant shall, at its expense, remove or cause to be removed from the Demised Premises and the Building, all of its refuse and rubbish. Should Tenant fail to pay the cost of such removal, Landlord may pay such cost and charge the same to Tenant, the amount thereof to be paid as additional rent on the first day of the month following Landlord's billing thereof to Tenant. Such removal of the refuse and rubbish shall be subject to such rules and regulations, as in the judgment of Landlord, are necessary for the proper operation of the Building.

                  c) Tenant shall not hire, rent, do or permit to be done any window cleaning in, on or about the Premises, except from such recognized agency or source as shall be approved in writing, in advance, by Landlord. If Landlord shall have granted an exclusive permit to any particular person, firm or corporation supplying such window cleaning service, then and in that event Tenant agrees to obtain such service from such designated source.

                  d) Tenant shall be liable for any tax imposed by any governmental authority with respect to cleaning services in the Demised Premises. Landlord shall bill such taxes to Tenant, and same shall be deemed to be additional rent, due five (5) days after such billing.

                           ATTORNMENT & SUBORDINATION

            55. Tenant agrees that this Lease is and shall be subordinate to any mortgage secured by or ground lease on the Building or Real Property and that in the event of any action or proceeding for the foreclosure of any mortgage to which this Lease is subordinate Tenant shall attorn to the purchaser at the sale of the Building on such foreclosure and Tenant further agrees to pay to the mortgagee on its entry into possession pursuant to the provisions of its mortgage, or to a receiver appointed to collect the rents, issues and profits of the property, the rents payable by Tenant hereunder upon being notified by the mortgagee of any default under the mortgage and of the mortgagee's entry into possession of the property or of the appointment of any such receiver.

                                 INDEMNIFICATION

            56. Tenant shall indemnify and save harmless Landlord and its agents against and from: a) any and all claims i) arising from (x) the conduct of business in or management (other than by Landlord or Landlord's agent or employee) of the Demised Premises or (y) any work or thing whatsoever done, or any condition created (other than by Landlord or Landlord's agent or employee) in or about the Demised Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Demised Premises pursuant to this Lease, or (ii) arising from any negligence or otherwise wrongful act or omission of Tenant or any of its subtenants or licensees or invitees or its or their employees, agents, or contractors; and, b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought against Landlord by reason of any such claim, Tenant, upon notice from Landlord, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Landlord. Tenant or its counsel shall keep Landlord fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to Landlord.

                      TENANT'S PUNCTUAL PAYMENT OBLIGATION

            57. Tenant expressly recognizes that Tenant's due and punctual performance of all of its obligations under this Lease throughout the term thereof is of paramount importance to Landlord and, without limiting the provisions of Article 17, Tenant agrees that, if Tenant shall default a) in the timely payment of fixed rent or additional rent and such default shall continue for or be repeated in two consecutive months or for or in a total of four months in any period of twelve months, or b) in the timely performance of any other obligations of Tenant under this Lease and such default shall occur more than three times in any period of six months, then notwithstanding that such default shall have been cured within the applicable grace period provided in said Articles, any further similar default shall be deemed to be deliberate and Landlord thereafter may either (i) serve a three (3) day notice of cancellation of this Lease as and with the effects provided in subparagraph (1) of Article 17, or (ii) by notice to Tenant, increase the fixed rent from and after the date of such notice for the remainder of the term of this Lease, to 115% of the fixed rent that would otherwise have been payable hereunder.

                           TENANT'S CHECKS TO LANDLORD

            58. If and so long as Tenant shall not be in default in the timely payment of fixed rent or additional rent or the timely performance of any of Tenant's other obligations under this Lease beyond the time provided in this Lease to cure such default, Landlord will accept payments due by Tenant hereunder by unendorsed check payable to Landlord or its designated agent, subject to collection and drawn on a bank or trust company that is a member of the New York Clearing House Association. From and after any default by Tenant, and whether or not the same shall be cured, Landlord may at any time thereafter require Tenant to pay the fixed rent and additional rent by unendorsed certified or official bank check payable to Landlord drawn on a bank or trust company that is a member of the New York Clearing House Association.

                               CONSENTS, APPROVALS

            59.   a)    Whenever in this Lease it is provided that either party
shall not unreasonably withhold consent or approval or shall exercise its judgment reasonably, such consent or approval or exercise of judgment (hereinafter referred to collectively as "consent") shall also not be unreasonably withheld or delayed. If a party considers that the other party has unreasonably withheld or delayed a consent, it shall so notify the other party within ten (10) days after receipt of notice of denial of the requested consent or, in case notice of denial is not received within twenty (20) days after making its request for the consent, within ten (10) days after the expiration such twenty (20) day period and within sixty (60) days after giving the first mentioned notice, it may submit the question of whether the withholding or delaying of such consent, is unreasonably to judicial determination by commencement of an appropriate action or proceeding therefor. Failure to give such first mentioned notice or to make such submission to judicial determination within the period above hereinbefore provided therefor shall preclude any further right to dispute the reasonableness of such withholding of consent. A consent shall not be deemed to have been unreasonably withheld or delayed unless the aggrieved party complies with the foregoing procedure and it shall be finally so determined by adjudication as aforesaid. In the event of such determination, the requested consent shall be deemed to have been granted for all purposes of this Lease, however, the party who shall have refused or failed to give such consent shall not have any liability for damages or otherwise to the other party therefor. The only remedy for an unreasonable withholding or delaying of consent by either party shall be as provided in this Article;

                  b) Wherever in this Lease or any Exhibit it is provided that the approval of a representative of either party (such as Landlord's engineer or architect or Tenant's designer or engineer) is required for any particular matter, such approval shall be deemed to be a consent of the party for the purpose of Part (a) of this Article, provided that a true copy of the notice requesting such approval is given to the party so represented before the other party may claim that such approval has been unreasonably withheld or delayed;

                  c) Whenever Tenant shall submit to Landlord any plan, agreement or other document for Landlord's consent or approval, and Landlord shall require the expert opinion of Landlord's counsel, architect, engineer or other representative or agent of Landlord as to the form or substance thereof, Tenant shall pay the reasonable fee of such expert for his opinion. Landlord's demand upon Tenant for reimbursement, or direct payment of such fees and disbursements, shall be deemed "additional rent" under this agreement.

                               CONSTRUCTION POLICY

            60. Notwithstanding anything contained herein or any "CONSTRUCTION POLICY" or other rules, regulations or policy promulgated or to be promulgated by Landlord or Building management to the contrary, there shall be no charge to Tenant for use of freight elevators on weekdays from 9:00 a.m. to 6:00 p.m. for the purpose of demolition or construction in the Demised Premises or any other purposes, so long as the same is in conformity with Building rules and regulations exclusive of charges. Tenant agrees to pay for its use of freight elevators on weekends, and holidays, and before 9:00 a.m. and after 6:00 p.m. on weekdays, for the purpose of construction or demolition in the Demised Premises, at the rate of $95.00 (Ninety-Five Dollars) per hour of elevator use in conformity with union practice. There shall be no minimum charge for such use.

                                   ALTERATIONS

            61.   a)    Article "3" is hereby amended by adding the following at
the end thereof:

            "During the term of this lease, Tenant may, at its own expense, make such non-structural alterations and installations as Tenant may deem necessary or desirable in order to fit the Demised Premises for Tenant's use. Whether or not plans for any of the proposed alterations and installations are required by law, Tenant agrees to submit all plans and specifications relating to the same to Landlord for Landlord's written approval prior to the submission thereof, if required, for approval by the authorities having jurisdiction thereover. Landlord agrees that it will not unreasonably withhold or delay such approval. No work shall be commenced until: a) Landlord shall have given its written approval of the plans and specifications; b) Tenant shall have obtained and exhibited to Landlord all the required permits, consents and authorizations from the authorities having jurisdiction over the work to be done, and c) Tenant shall have delivered to Landlord certificates of property damage and public liability insurance in limits reasonably acceptable to Landlord, together with Workmen's Compensation insurance certificates, all with evidence of payment of premium thereon and providing for at least ten (10) days' prior written notice of cancellation to Landlord.

            The said proposed alterations and installations shall be subject to and shall conform with all existing structural and mechanical conditions of the Demised Premises and the Building containing the same and shall not contemplate any changes or revisions thereof. The performance of the said work by Tenant shall not unreasonably interfere with the quiet and useful enjoyment of other portions of the Building containing the Demised Premises and shall in all respects be expeditiously completed in conformity with approved plans and comply with all laws, orders and regulations of governmental authorities and the Board of Fire Underwriters having jurisdiction thereof and shall be made and completed free and clear of liens and in compliance with the provisions of Article "3" and "6" hereof."

            b) All Tenant's alterations shall comply with the Americans With Disabilities Act.

                                    INSURANCE

            62.   a)    Tenant shall provide and keep in full force and effect,
throughout the term of this Lease, for the benefit of Landlord and Tenant, general liability insurance in a good and solvent insurance company authorized to do business in the State of New York selected by Tenant and satisfactory to Landlord, of no less than TWO MILLION ($2,000,000.00) DOLLARS, in respect of injuries or death to any one person, TWO MILLION ($2,000,000.00) DOLLARS in respect to any one accident and TWO HUNDRED THOUSAND ($200,000.00) DOLLARS in respect to property damage. These amounts shall be increased every three (3) years in accordance with cost-of-living increases, using 1999 as the base year.

                  b) Tenant shall deliver certificates of such general liability insurance to Landlord on or prior to commencement date of the term and thereafter shall deliver certificates of insurance renewing or replacing such insurance not less than fifteen (15) days prior to the expiration of each such policy of insurance. If Tenant shall fail to provide, after five (5) days' notice, any insurance required pursuant to this Article, Landlord may effect the same and pay the premium therefor for a period not exceeding one (1) year, and the premium so paid by Landlord shall be payable by Tenant as "additional rent" upon demand therefor.

                  c)    All of such policies shall contain a clause as follows:

            "This insurance shall not be invalidated should the insured waive in writing prior to a loss, any and all rights of recovery, against any party for loss to the insured property hereof."

                                      WATER

            63. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Landlord to be the sole judge), Landlord may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Landlord for the cost of the meter and the cost of the installation thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter installation equipment in good working order and repair at Tenant's own cost and expense, in default of which Landlord may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Landlord may pay such charges and collect the same from Tenant. Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the Demised Premises or the realty of which they are a part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. The bills rendered hereunder by the Landlord shall be payable by Tenant as additional rent. If the Building or the Demised Premises or any part thereof be supplied with water through a meter through which water is also supplied to other premises, Tenant shall pay to Landlord as additional rent, on the first day of each month $50.00 of the total meter charges, as Tenant's portion. Independently of and in addition to any of the remedies reserved to Landlord hereinabove or elsewhere in this Lease, Landlord may sue for and collect any monies to be paid by Tenant or paid by Landlord for any of the reasons or purposes hereinabove set forth.

                                    SPRINKLER

            64. Anything elsewhere in this Lease to the contrary notwithstanding, if the New York Board of Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city governments require or recommend the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the Demised Premises, or for any other reason, or if any such sprinkler system installations, changes, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or nonstructural in nature. Tenant shall pay to Landlord as additional rent the sum of $50.00 on the first day of each month during the term of this Lease, as Tenant's portion of the contract price for sprinkler supervisory service.

                                      GLASS

            65. Tenant shall promptly replace, at the expense of Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the Demised Premises.

                              UTILITIES ESCALATION

            66.   a)    Escalation for increase in utility costs, as used here:

                        i) "Utility Year" shall mean the period of the first twelve (12) full calendar months beginning with or immediately following the Commencement Date and each succeeding period of twelve (12) full calendar months thereafter falling wholly or partly within the term of this Lease;

                        ii) "Steam Cost" shall mean the actual cost to Landlord of all steam procured by Landlord for use in the operation of the Building, other than steam furnished by Landlord to and paid for by any tenant on a metered basis;

                        iii) "Fuel Cost" shall mean the actual cost to Landlord of all fuel or oil procured by Landlord for use in the operation of the Building other than fuel or oil furnished by Landlord to and paid for by any tenant;

                        iv) "Electricity Cost" shall mean the cost to landlord of all electricity use in lighting all the public and service areas of the building and operating all of the service facilities of the Building (usually known and herein referred to as "Public Light and Power"). Such cost shall be determined by applying Landlord's Building average cost per kilowatt of demand and per kilowatt hour of consumption) to the number of kilowatts of demand and the number of kilowatts of consumption (or the number of kilowatt hours of consumption) of Public Light and Power as such number(s) shall be determined by Landlord's electric consultant;

                        v) "Utilities Cost" shall mean the sum of Steam Cost, Fuel Cost and Electricity Cost.

                        vi) "Base Utilities Cost" shall mean the Utilities Cost for the fiscal year commencing April 1, 2000, and ending March 31, 2001.

                  b) If the Utilities Cost for any Utility Year shall be greater than the Base Utilities Cost, Tenant shall pay as additional rent for such Utility Year a sum equal to 1.9% of the amount by which the Utilities Cost for such Utility Year shall exceed the Base Utilities Cost (which amount is hereinafter called the "Utilities Payment"). Should this Lease terminate prior to the expiration of a Utility Year, such Utilities Payment shall be prorated to and shall be payable on or as and when ascertained after the Expiration Date. Tenant's obligation to pay such additional rent shall survive the termination of this Lease.

                  c) With reasonable promptness after the end of each Utility Year, Landlord shall render a statement (the "Utilities Statement") of the Utilities Payment, if any, due from Tenant for such Utility Year. The Utilities Statement shall show in reasonable detail the Utilities cost for the Utility Year and the manner in which it was computed, and the computation therefrom of the Utilities Payment due from Tenant. Subject to the right of contest provided in Article 74, below, Tenant shall pay the amount of the Utilities Payment shown on such Utilities Statement concurrently with the installment of fixed rent then or next due, or if such Utilities Statement shall be rendered at or after the termination of this Lease, within thirty (30) days after such rendition.

                                   VIOLATIONS

            67. In the event that Landlord is compelled or directed to perform any work to the Building pertaining to or to conform to local or governmental rules, statutes or regulations (for example, Local Law 5 or Local Law 10), after the date of the Lease, then and in such event Tenant shall pay 1.9% of the costs of such work, which Tenant agrees to remit within five (5) days after presentation of bills to Tenant therefore. Said remittance due from Tenant under and pursuant to this Article are deemed to be "additional rent".

                                SECURITY DEPOSIT

            68. Tenant's security deposit shall be held in Landlord's interest bearing security deposit account, with interest accruing annually; Landlord shall be entitled to 1% interest thereon. Tenant shall replenish any draw down of Tenant's security deposit by Landlord within five (5) days thereof.

                        LANDLORD'S RIGHT TO MOVE TENANT

            69. Landlord, upon at least thirty (30) days written notice to Tenant, may move Tenant to comparable space with the same rent and additional rent per square foot as in this Lease, co-terminous to the expiration of this Lease.

                              CONTINUOUS OCCUPANCY

            70.   a)    Tenant acknowledges that its continued occupancy of the
demised premises, and the regular conduct of its business therein, are of utmost importance to the Landlord in the renewal of other leases in the building, in the renting of vacant space in the building, in the providing of electricity and/or steam and other services to the tenants in the building, and in the maintenance of the character and quality of the tenants in the Building. Tenant therefore covenants and agrees that it will occupy the entire demised premises and will conduct its business therein in the regular and usual manner, throughout the term of this lease. Tenant acknowledges that Landlord is executing this lease in reliance upon these covenants and that these covenants are a material element of consideration inducing the Landlord to execute this lease. Tenant further agrees that if it vacates the demised premises or fails to so conduct its business therein, at any time during the term of this lease, without the prior written consent of Landlord, then all rent and additional rent reserved in this lease from the date of such breach to the expiration date of this lease shall become immediately due and payable to Landlord.

                  b) The words "become vacant or deserted" as used elsewhere in this lease shall include Tenant's failure to occupy or use as by this Article required.

                  c) If any provision of this Article of this lease or the application thereof to any person or circumstances shall, to any extent, be invalid or unenforceable, the remainder of this Article, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each provision of this Article and of this lease shall be valid and be enforced to the fullest extent permitted by law.

                 SIGNAGE; WINDOW TREATMENTS; DIRECTORY LISTINGS

            71.   a)    Tenant shall place no signs, lettering or advertisements
in or about any window of the Demised Premises.
                  b) Tenant shall have such window treatments in the Demised Premises only as are approved in advance by Landlord, which approval shall not be unreasonably withheld or delayed.

            c) Tenant shall be entitled to no more than three (3) lobby directory listings at no charge.

                                 TENANT'S WORK

            72. Tenant shall be solely liable and responsible for all improvements to and installation of the Demised Premises. All such improvements shall be in a first-class manner, and commenced and completed promptly, following approval of plans by Landlord.

                         TENANT REGISTRATION IN NEW YORK

            73. Tenant shall register with the New York Secretary of State as doing business in New York by no later than May 15, 2000; and, it shall remain so qualified, in good standing, during the term of this Lease Agreement.

                                 TENANT WAIVERS

            74. Landlord's statements or invoices for any rent or additional rent ("Statements") shall be conclusive and binding upon Tenant unless:

                  (i) within thirty (30) days after receipt of any such Statement, Tenant shall notify Landlord, in writing, that it disputes the correctness of the said Statement, specifying the respects in which it is claimed to be incorrect, in detail; and,

                  (ii) If such dispute shall not have been settled by agreement, Tenant shall submit the dispute to judicial determination by commencement of an appropriate action or proceeding within sixty (60) days after receipt of such Statement. Pending the determination of such dispute by agreement or judicial proceeding as aforesaid, Tenant shall pay the rent or additional rent in accordance with the Statement in issue and such payment shall be without prejudice to Tenant's position. If the dispute shall be determined in Tenant's favor, Landlord shall forthwith pay

Tenant, or Tenant shall be entitled to credit against rents then or thereafter due hereunder, the amount of Tenant's overpayment of rent or additional rent(s) resulting from compliance with the Statement in issue.

            Failure to abide by (i) and/or (ii), above, shall bar Tenant from thereafter disputing a Statement theretofore issued by Landlord.

                  b) Landlord's failure during the Lease term to prepare and deliver any of the statements, notices, or bills set forth in any article with additional rent, or Landlord's failure to make a demand, shall not in any way cause Landlord to forfeit or surrender its rights to collect any items of additional rent that may have become due during the term of this Lease. Tenant's liability for the amounts due under this Lease shall survive the expiration of the Term.

                              SETBACKS; ROOF AREAS

            75. If the Demised Premises are adjacent to any setback or roof area of the Building, Tenant covenants not to use or permit the use of same for any purpose whatsoever.

                                   EXHIBIT "A"

ALL that certain plot, piece or parcel of land, situate, lying and being in the Borough of Manhattan, City, County and State of New York, bounded and described as follows:

BEGINNING at the corner formed by the intersection of the easterly side of Broadway and the southerly side of West 39th Street;

Running thence easterly along said southerly side of West 39th Street, 144 feet 11 3/4 inches to a point distant 250 feet west of Avenue of the Americas as measured along the southerly side of West 39th Street;

Running thence southerly and parallel with the westerly side of Avenue of the Americas 98 feet 9 inches to the center line of the block;

Running thence westerly along said center line of the block and parallel with the southerly side of West 39th Street 50 feet to a point which is distant 300 feet westerly from Avenue of the Americas measured along the center line of the block;

Running thence northerly and parallel with the westerly side of Avenue of the Americas 10 feet;

Running thence westerly along a line parallel with the southerly side of West 39th Street 14 feet 9 1/4 inches to a point of intersection of said line with a line drawn at right angles to the easterly side of Broadway from a point therein distant 98 feet northerly from the northerly side of West 39th Street measured along the easterly side of Broadway;

Running thence westerly along said aforementioned line drawn at right angles to the easterly side of Broadway; and

Running thence northerly along said easterly side of Broadway 107 feet 1/8 inch to the point of place of BEGINNING.

SAID PREMISES known as 1410 Broadway.

                                   EXHIBIT "B"

                           Tenant Estoppel Certificate

TENANT'S NAME:

PREMISES:                       1410 Broadway, New York, NY
                                Unit:

LANDLORD:                       L.H. Charney Associates

LEASE DATED:                                        ,      2000       (the
"Lease")                         ------------------------------------------


TENANT'S NOTICE ADDRESS:        1410 Broadway
                                New York, NY 10018

DATE:                                               ,      2000
                                -------------------------------

            The undersigned, Tenant, hereby certifies to General Electric Capital Corporation, for itself and as agent for the holders of the first mortgage loan on 11 East 36th Street, New York, New York, and their respective successors and assigns (hereinafter collectively referred to as "Lenders"), that:

1. Tenant has accepted possession of the Premises pursuant to the terms of the lease described above (the "Lease"). The Lease term commenced on ____________,199___. The termination date of the Lease, excluding renewals and extensions, is ___________________.

2.       The minimum monthly rent presently payable under the Lease is _________
      _____________.

3. Any improvements required by the terms of the Lease to be made by Landlord have been completed to the satisfaction of Tenant in all respects, and Landlord has fulfilled all of its duties under the Lease.

4. The Lease has not been assigned, modified, supplemented or amended in any way. The Lease constitutes the entire agreement between the parties and there are no other agreements between Landlord and Tenant concerning the Premises.

5. The Lease is valid and in full force and effect, and, to the best of Tenant's knowledge, neither Landlord nor Tenant is in default thereunder. Tenant has no defense, setoff or counterclaim against Landlord arising out of the Lease or in any way relating thereto, or arising out of any other transaction between Tenant and Landlord, and no event has occurred and no condition exists, which with the giving of notice or the passage of time, or both, will constitute a default under the Lease.

6. No rent or other sum payable under the Lease has been paid more than one month in advance.

7. Tenant acknowledges that Tenant has received notice that the Lease will be assigned to Lenders. Tenant understands that under the provisions of the assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Lenders, that without such consent, no rent may be collected or accepted more than one month in advance and that the interest of the Landlord in the Lease has been assigned to Lenders solely as security for the purposes specified in the assignment and Lenders assume no duty, liability or obligations whatever under the Lease or any extension or renewal thereof.

8. Tenant hereby acknowledges and agrees that if Lenders shall succeed to the interest of Landlord under the Lease, Lenders shall assume (only while owner of and in possession or control of the building of which the Premises are a part) and perform all of Landlord's obligations under the Lease, but shall not be liable for any act or omission of any prior landlord (including the present landlord), liable for the return of any security deposit, subject to any offset or defense which Tenant may have against any such prior landlord or bound by any rent or additional rent Tenant may have paid for more than the current month to any such prior landlord or bound by any assignment, surrender, termination, cancellation, waiver, release, amendment or modification of the Lease made without Lenders' express written consent.

9. Tenant shall give Lenders prompt written notice of any default of Landlord under the Lease if such default entitles Tenant, under law or otherwise, to terminate the Lease, reduce rent or credit or offset any amount against future rents and shall give Lenders reasonable time (but in no event less than 90 days after receipt of such notice) to cure or commence curing such default prior to exercising (and as a condition precedent to its right to exercise) any right Tenant may have to terminate the Lease or to reduce rent or credit or offset any amounts against the rent. Tenant shall also give such written notice and cure period to any successor in interest of Lenders, any purchaser at a foreclosure sale under the mortgage, any transferee who acquired the property by deed in lieu of foreclosure or any successor or assignee thereof.

10. Tenant shall not look to Lenders, as mortgagee, mortgagee in possession, or successor in title to the Premises, in connection with the return of or accountability with respect to, any security deposit, unless said sums have actually been received by Lenders as security for Tenant's performance under the Lease.

11. Tenant shall neither suffer nor itself manufacture, store, handle, transport, dispose of, spill, leak, dump any toxic or hazardous waste, waste product or substance (as they may be defined in any federal, state or local statute, rule or regulation pertaining to or governing such wastes, waste products or substances) on the Premises, the building of which the Premises are a part of the land under such building at any time.

12. All notices and other communications from Tenant to Lenders shall be in writing and shall be delivered or mailed by registered mail, postage paid, return receipt requested, addressed to Lenders at:

               GENERAL ELECTRIC CAPITAL CORPORATION
               125 Park Avenue
               New York, New York 10017
               Attn:   Project Manager - 1410 Broadway

                       with a copy to:

               HERRICK FEINSTEIN
               Two Park Avenue
               New York, New York 10016
               Attn:   Neil R. Shapiro, Esq.

13. Tenant agrees to pay all rents and other amounts due and owing under the Lease to Lenders at the address provided to Tenant in a written notice from Landlord or Lenders to Tenant, and to continue to make such payments to Lenders until Lenders have directed Tenant, in writing, to make payments to some other party or address.

14. This Estoppel Certificate is being executed and delivered by Tenant in connection with Lenders loans to Landlord, which loans are secured in part by an assignment to Lenders of Landlord's interest in the Lease, and with the intent and understanding that the above statements and agreements will be relied upon by Lenders. Nothing contained in this Estoppel

      Certificate shall limit Lenders' rights under the mortgages and the assignments executed by Landlord in favor of Lenders and recorded in the public records.

                                        TENANT:   Cygne Designs, Inc.

                                        By:       /s/ Bernard Manuel
                                                  -------------------
                                        Name:         Bernard Manuel

                                        Title:    President

STATE OF New York
                              )
                          s.s.:
                              )
COUNTY OF Kings/New York

      On the 30 day of March, 2000, before me personally came Bernard Manuel, to me known, who, being by me duly sworn, did depose and say that (s)he resides at 680 Fifth Avenue NY, NY 10019; that (s)he is of the corporation described in and which executed the foregoing instrument; and that (s)he signed his/her name thereto by order of the board of directors of said corporation.

          DANNY CHIN
Notary Public, State of New York
          No. 4988775                                     /s/ Danny Chin
   Qualified in Kings County                       -----------------------------
Commission Expires November 18, 2001                       Notary Public


STATE OF
                              )
                          s.s.:
                              )
COUNTY OF

      On the _____________ day of ___________, 2000, before me personally appeared ______________________________, to me known and known to be the individual described in, and who executed the foregoing instrument; and (s)he thereupon duly acknowledged to me that (s)he executed the same.

                                                   -----------------------------
                                                           Notary Public

                                    GUARANTY

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no wise be terminated, affected or impaired by reason of the assertion by Owner against Tenant of any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any service or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guaranty that Owner and the undersigned shall and do hereby waive trial by jury.

  Dated New York City                                           19
                     ------------------------------------------   --------------
WITNESS:

--------------------------------------------------------------------------------

STATE OF NEW YORK,   ) ss.:
    County of        )

     On this                 day of                       , 19  , before me

personally came                                                                ,
to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.

                                             -----------------------------------
                                                           Notary

                                                                          [L.S.]
--------------------------------------------------------------------------------
Residence
          ----------------------------------------------------------------------
Business Address
                 ---------------------------------------------------------------
Firm Name
          ----------------------------------------------------------------------

         [GRAPHIC OMITTED] IMPORTANT -- PLEASE READ [GRAPHIC OMITTED]

                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

     1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building, either by Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

     2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

     3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

     4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

     5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises of the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tables shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

      6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

     7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

     8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

     9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     10. Owner reserves the right to exclude from the building between the hours of 6 P.M. and 8 A.M. and at all hours on Sundays, and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons.

     11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

     12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

     13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by the Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superindendant prior to 3:00 P.M. in the case of services required on week days, and prior to 3:00 P.M. on the day prior in the case of after hours service required on weekends or on holidays.

     14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Landlord's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

Address        1410 Broadway
               New York, NY
Premises       Unit: 1002
================================================================================

                          L.H. CHARNEY ASSOCIATES, as
                                    Landlord
                                       TO
                         CYGNE DESIGNS, INC., as Tenant

================================================================================
                                STANDARD FORM OF

       [SEAL                         Office                       [SEAL
  THE REAL ESTATE                                             THE REAL ESTATE
 BOARD OF NEW YORK]                  Lease                   BOARD OF NEW YORK]

                    The Real Estate Board of New York, Inc.
                    (c)Copyright 1963. All rights Reserved.
                 Reproductions in whole or in part prohibited.

================================================================================

Dated                                 19        .

Rent per Year

Rent per Month

Term
From
To

Drawn by .............................     Checked by .........................

Entered by ...........................     Approved by ........................

================================================================================

                                    AGREEMENT
                                    =========

                                    Recitals

A. CYGNE DESIGNS, INC., ("Tenant"), a New York corporation, has entered into a written lease dated as of March 20, 2000, (the "Lease") with L.H. Charney Associates ("Landlord"), covering premises (the "Demised Premises") located at Unit 1002, 1410 Broadway, New York, New York.

B. Landlord is concerned that if Tenant defaults under the Lease, Tenant may continue to occupy the Demised Premises to the detriment of Landlord. Therefore, in order to avoid that situation, Landlord has requested the undersigned Principal of Tenant to guarantee to Landlord that if Tenant defaults under the Lease, Tenant will vacate the Demised Premises. The result being that if Tenant vacates the Demised Premises at the time of a default (hereinafter "default"), Principal will have no obligation or liability under this Agreement (although the obligation and liability of Tenant under the Lease will continue in accordance with the Lease).

C. Accordingly, the undersigned Principal for good and valuable consideration, agrees as follows:

      1. Until Tenant vacates the entire Demised Premises (for any reason and at any time) Principal guarantees to Landlord the payment and performance of Tenant's obligations under and in accordance with the lease, including without limitation, the payment of fixed and additional rent (the "obligations"), so that Principal will have no obligation or liability for obligations which accrue under the Lease following the date Tenant vacates the entire Demised Premises. If, however, Tenant defaults and does not vacate the entire Demised Premises, then until Tenant does vacate Landlord may, at its option, proceed against Principal and Tenant, jointly and severally, or Landlord may proceed against Principal under this Agreement without commencing any suit or proceeding of any kind against Tenant or without having obtained any judgment against Tenant.

      2. The obligations of Principal under this Agreement are unconditional, are not subject to any set-offs or defense based upon any claim Principal may have against Landlord, and will remain in full force and effect without regard to any circumstance or condition, including without limitation:

            (a) any modification or extension of the Lease (except that the liability of Principal hereunder will apply to the Lease as so modified or extended);

            (b) any exercise or nonexercise by Landlord of any right or remedy in respect of the Lease or any waiver, consent or other action or omission, in respect of the Lease;

            (c) any transfer by Landlord or Tenant in respect of the Lease or any interest in the Demised Premises;

            (d) any bankruptcy, insolvency, receivership, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding involving or affecting Landlord or Tenant or their obligations, properties or creditors, or any action taken with respect to such obligations or properties of the Lease, by any trustee or receiver of Landlord or Tenant, or by any court in any such proceeding;

            (e) any defense to or limitation on the liability or obligations of Tenant under the Lease or any invalidity or unenforceability, in whole or in part, of any obligation of Tenant under the Lease or of any term of the Lease;

            f) any transfer by Principal of any or all of the capital stock of Tenant or the control thereof.

      3. Principal waives presentment and demand for payment, notice of nonpayment or nonperformance, and any other notice or demand to which Principal might otherwise be entitled.

      4. If judgment is entered against Principal in any action, suit or proceeding to enforce this Agreement, Principal will reimburse Landlord for all costs and expenses incurred by Landlord in connection therewith, including without limitation, reasonable attorneys' fees.

      5. Principal and Landlord each waive trial by jury of all issues arising in any action, suit or proceeding to which Landlord and Principal may be parties in connection with this Agreement.

      6. Principal, at its expense, will execute, acknowledge and deliver all instruments and take all actions as Landlord from time to time may request for the assuring to Landlord the full benefits intended to be created by this Agreement.

      7. No delay by Landlord in exercising any right under this Agreement nor any failure to exercise the same will waive that right or any other right.

      8. Any notice or other communication hereunder must be in writing and will be deemed duly served on the date it is mailed by registered or certified mail in any post office station or letter box in the continental United States, addressed if to Principal, to it at the address of Principal set forth herein or such other address as Principal shall have last designated by written notice to Landlord, and addressed if to Landlord, to it at the address set forth above or such other address as Landlord shall have last designated by written notice to Principal.

      9. This Agreement may not be modified or terminated orally or in any manner other than by an agreement in writing signed by Principal and Landlord or their respective successors and assigns.

      10. This Agreement and any issues arising hereunder will be governed by the laws of the State of New York.

      11. All remedies of Landlord by reason of this Agreement are separate and cumulative remedies and no one remedy, whether exercised by Landlord or not, will be in exclusion of any other remedy of Landlord and will not limit or prejudice any other legal or equitable remedy which Landlord may have.

      12. If any provision of this Agreement or the application thereof to any person or circumstance will to any extent be held unenforceable, the remainder of this Agreement or the application of such provision to persons or circumstances other than those as to which it is held unenforceable, will not be affected thereby, and each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      13. This Agreement will inure to the benefit of and may be enforced by Landlord and its successors or assigns, and will be binding upon and enforceable against Principal and its successors, assigns, heirs and personal representatives. If there is more than one Principal, Principal's obligations and liabilities under this Agreement will be joint and several.

            IN WITNESS WHEREOF, undersigned Principal has duly executed this Agreement as of the day and year first above written.


            Principal:      /s/ Bernard Manuel                  (L.S.)
                            ----------------------------------------------
                                Bernard Manuel            (Print Name)
                            ----------------------------------------------

            Home Address:       775 Park Ave.
                                New York, NY  10021

            Home Telephone:     212 772 7089

            Soc. Sec. No.:      127 52 9821


State of New York
County of Kings/New York                              DANNY CHIN
                                           Notary Public, State of New York
Sworn to before me this 30th                          No. 4988775
day of March   , 2000                          Qualified in Kings County
                                         Commission Expires November 18, 2001
/s/ Danny Chin
----------------------------
Notary Public

            Principal:                                          (L.S.)
                            ----------------------------------------------
                                                           (Print Name)
                            ----------------------------------------------

            Home Address:


            Home Telephone:

            Soc. Sec. No.:

Sworn to before me this
day of              , 2000

----------------------------
Notary Public